                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            _______________________


                                    FORM 8-K

                                 CURRENT REPORT

                            _______________________


                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  July 23, 1999



                                 TIFFANY & CO.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



            DELAWARE                              1-9494                              13-3228013
(State or other jurisdiction of          (Commission File Number)          (I.R.S. Employer Identification
         incorporation)                                                                Number)


  727 FIFTH AVENUE, NEW YORK, NEW YORK                                                  10022
(Address of principal executive offices)                                              (Zip Code)




      Registrant's telephone number, including area code:  (212) 755-8000

ITEM 5.  OTHER EVENTS.

         On July 23, 1999, Tiffany & Co. (the "Company") entered into a Purchase Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") providing for the purchase by Merrill Lynch from the Company of 1,450,000 shares of common stock at $49.375 per share. The closing for the shares occurred on July 28, 1999. Under the Purchase Agreement, Merrill Lynch has the option to purchase from the Company up to an additional 145,000 shares of common stock at $49.375 per share. This option will expire on August 22, 1999.

         A conformed copy of the executed Purchase Agreement is set forth as
Exhibit 1 hereto.

ITEM 7.

         (c)     Exhibits:

                 1. Purchase Agreement, dated July 23, 1999, between Tiffany & Co. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TIFFANY & CO.

                                     By: /s/ Patrick B. Dorsey
                                        ---------------------------------------
                                         Patrick B. Dorsey
                                         Senior Vice President, General Counsel
                                           and Secretary


Date:  August 5, 1999






                                       3